                                                                   Exhibit 10.15

                                 FIRST AMENDMENT

            This First Amendment, dated as of October 2, 1997 (this "Amendment") is between Khanty Mansiysk Oil Corporation (formerly known as Ural Petroleum Corporation), a Delaware corporation, and Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company.

            WHEREAS, the above mentioned parties have previously entered into a Shareholder Rights Agreement, dated as of February 10, 1997 (the "Agreement"); and

            WHEREAS, the parties wish to amend the Agreement in the manner set forth below.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement, and each reference in the Agreement to "this Agreement," "hereof," "herein," "hereunder," or "hereby," and each other similar reference shall be deemed to refer to the Agreement as amended hereby.

            2. Section 2.2 (c) of the Agreement is hereby amended to read in its entirety as follows:

            "If a registration pursuant to this Section 2.2 involves an underwritten offering of securities so being registered, the Company will use its best efforts to cause the managing Underwriter(s) to include such Registrable Securities among those securities to be distributed by or through such Underwriter(s) (on the same terms and conditions as the UPC Common Stock of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if the managing Underwriter(s) of such underwritten offering shall inform the Company in writing (with a copy to the Holders requesting inclusion of Registrable Securities in such offering) of its good faith belief that the distribution of all or a specified number of such Registrable Securities concurrently with the Securities being distributed by the Underwriter(s) would interfere with the successful marketing of the securities being distributed by such Underwriter(s) (such writing to state the basis of such belief and the approximate number of Registrable Securities which may be distributed without such effect), the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such Underwriter(s) can be sold, but (i) only after the inclusion in such registration of UPC Common Stock being sold by the Company and (ii) only after the inclusion an such registration of UPC Common Stock being sold by persons exercising any demand registration rights they may have in respect of the

Company. If, in the opinion of such Underwriter(s), some but not all of the Registrable Securities requested to be included may be included in such registration, all holders of Registrable Securities requested to be included therein, and any other holders of UPC Common Stock that have substantially similar registration rights to the holders of Registrable Securities and have requested registration of such shares, shall share pro rata in the number of such shares requested to be included therein based on the number of such shares so requested to be included by such persons."

            3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

            4. This Amendment may be signed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same instrument.

            5. As hereinabove amended, the Agreement will remain in full force and effect.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        KHANTY MANSIYSK OIL CORPORATION


                                        By: /s/ John B. Fitzgibbons
                                           -------------------------------------
                                           Name: John B. Fitzgibbons
                                           Title: Chief Executive Officer


                                       BRUNSWICK FITZGIBBONS TRUST COMPANY LLC


                                       By: /s/ John B. Fitzgibbons
                                          --------------------------------------
                                          Name: John B. Fitzgibbons
                                          Title: Trustee


                                       3